SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 30, 2002
                                                         ----------------



                               GLYCOGENESYS, INC.
                               ------------------
               (Exact name of registrant as specified in charter)



             NEVADA                      0-26476               33-0231238
             ------                      -------               ----------
  (State or Other Jurisdiction         (Commission           (IRS Employer
       of Incorporation)               File Number)       Identification No.)


                31 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                ------------------------------------------------
              (Address of principal executive officers) (Zip Code)

       Registrant's telephone number, including area code: (617) 422-0674
                                                            --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER ITEMS

         On October 30, 2002, GlycoGenesys, Inc. (the "Company") issued a press release announcing the results of its Phase II(a) clinical trial for GCS-100 for pancreatic cancer patients. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Form 8-K.

Exhibit Number    Description
--------------    -----------

99.1              Press release dated October 30, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 30, 2002            By: /s/ Bradley J. Carver
                                        ----------------------------------------
                                           Bradley J. Carver
                                           President and Chief Executive Officer